UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 2, 2006

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-34144	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

1661 East Main Street, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 2, 2006, the Company entered into a Letter of Engagement (the “LOE”) dated February 27, 2006 and individual restricted stock agreements (the “Agreements”) of even date with Robert F. Steel and Kenneth A. Steel, Jr. (the “Consultants”). The purpose of the agreements is to formally set forth the terms and conditions under which the Consultants have been providing and will continue to provide consulting services to the Company through February 10, 2008.

(a) Letter of Engagement

Under the terms of the LOE, the Consultants are to advise the Company on the development and implementation of strategic business plans, to assist management in developing marketing and growth strategies, and to assist management in seeking out and analyzing potential acquisition opportunities. The LOE requires the Consultants to provide such consulting services until February 10, 2008. In return, the Company has agreed to issue 172,367 shares of its common stock to each of the Consultants (the “Stock Awards”). The Stock Awards are to be granted pursuant to the Company’s 2005 Incentive Compensation Plan. The Company will also reimburse the Consultants for reasonable travel and other expenses incurred by the Consultants in furtherance of the objectives of the LOE. The LOE contains customary confidentiality and non-competition provisions. The foregoing description of the LOE is qualified in its entirety by reference to the LOE, which is filed as Exhibit 10.1 and incorporated herein by reference.

(b) Restricted Stock Agreements

In connection with the LOE, the Company entered into the Agreements with the Consultants. The Agreements set forth the terms and conditions upon which the Stock Awards will be granted to the Consultants. If the Consultants are terminated for cause prior to the earlier to occur of February 28, 2007 or a change in control of the Company, then the Consultants are required to return one-third of the Stock Awards at the time of termination. The foregoing description of the Agreements is qualified in its entirety by reference to the form of restricted stock agreement filed as Exhibit 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	Letter of Engagement by and between the Company and Robert F. Steel and Kenneth A. Steel, Jr. dated February 27, 2006.

10.2	Form of Restricted Stock Agreement by and between the Company and Robert F. Steel and Kenneth A. Steel, Jr.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Name:	Nancy K. Hedrick
Title:	President and CEO

Dated: March 7, 2006

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter of Engagement by and between the Company and Robert F. Steel and Kenneth A. Steel, Jr. dated February 27, 2006.

10.2	Form of Restricted Stock Agreement by and between the Company and Robert F. Steel and Kenneth A. Steel, Jr.

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